SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 27, 2001


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois     60527
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------



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                                    Page 1 of 3




Item 5. - Other Events
          ------------

Viskase Companies, Inc. (the Company) amended its Rights Agreement, dated June 26, 1996, between the Company and Harris Trust and Savings Bank. Under the Rights Agreement, as amended, from the date of the amendment through December 31, 2001, all Rights outstanding (other than those held by a 41%-or-more stockholder and certain other specified persons) will automatically, without any further action of the Board of Directors, be exchanged for shares of Common Stock of the Company at an exchange rate of one share of Common Stock per Right simultaneous with any Person becoming a 41%-or-more stockholder.

A copy of the Amendment to the Rights Agreement is attached hereto as
Exhibit 4.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-4     Amendment No. 1 to Rights Agreement


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


October 29, 2001




Exhibit No.     Description of Exhibits                                  Page
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EX-4            Amendment No. 1 to Rights Agreement                        3